                                                                       EXHIBIT 4
                       [FRONT SIDE OF STOCK CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                               SHARES

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERRABLE IN
OF THE STATE OF DELAWARE                                 NEW YORK, NY

                             CII TECHNOLOGIES INC.

THIS IS TO CERTIFY THAT                                        CUSIP 125519 10 8

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

CII Technologies Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated                                   COUNTERSIGNED AND REGISTERED:
                                        [                           ]
                                                      TRANSFER AGENT
                                                      AND REGISTRAR

                                        By

CHAIRMAN AND CHIEF EXECUTIVE OFFICER                    Authorized Signature

             SECRETARY

                                  [CORPORATE SEAL]
                                                  --------------------------

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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                             CII TECHNOLOGIES INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participation, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - __________________ Custodian ____________
                                                                        (Cust)                   (Minor)
TEN ENT - as tenants by the entireties                            under Uniform gifts to Minors
                                                                  Act _____________________________________
JT TEN -  as joint tenants with                                                   (State)
          right of survivorship
          and not as tenants in common

        Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                                                   ____________________________

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.